UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 26, 2012 (January 13, 2012)

KALLO INC.
formerly, Diamond Technologies Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53183
(Commission File No.)

15 Allstate Parkway, Suite 600
Markham, Ontario
Canada   L3R 5B4
(Address of principal executive offices and Zip Code)

(416) 246-9997
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 13, 2012 we entered into an Independent Contractor Agreement (the “Agreement”) with Savers Drug Mart (“Savers”) wherein Savers agreed to provide the following services to us:  pharmacy management; pharmacy technician training; dispensary formulary planning; pharmaceutical procurement; and pricing strategies.  The consideration for the services is 3,000,000 shares of our common stock to be issued pursuant to our Form S-8 registration statement.  The term of the Agreement begins January 3, 2012 and ends December 31, 2013.

ITEM 9.01       EXHIBITS.

Exhibit No.	Document Description

10.1	Independent Contractor Agreement with Savers Drug Mart

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of January 2012.

KALLO INC.

BY:	VINCE LEITAO
Vince Leitao, President